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Exhibit 10.24

                     Schedule to Form of First Amendment to
                       Working Capital Assurance Agreement

Landlord                          Property                   Equity
                                                             Loan
Pennsylvania BCC Properties,      Lebanon, Pennyslvania      $686,800.00
Inc.

Pennsylvania BCC Properties,      Williamsport,              $674,050.00
Inc.                              Pennsylvania

HCN BCC Holdings, Inc.            Sagamore Hills, Ohio       $1,243,550.00


HCN BCC Holdings, Inc.            Westerville, Ohio          $1,313,675.00


HCN BCC Holdings, Inc.            Morristown, Tennessee      $692,000.00


HCN BCC Holdings, Inc.            Oak Ridge, Tennessee       $697,948.00


Landlord                           Unit    Bed    State of Incorporation   Tenant
Pennsylvania BCC Properties,         60      66     Pennsylvania             Financial Care Investors of Lebanon,
Inc.                                                                         L.L.C.

Pennsylvania BCC Properties,         60      66     Pennsylvania             Financial Care Investors of Loyalsock,
Inc.                                                                         L.L.C.

HCN BCC Holdings, Inc.              103     105     Delaware                 Financial Care Investors of Sagamore
                                                                             Hills, L.L.C.

HCN BCC Holdings, Inc.              106     106     Delaware                 Financial Care Investors of Westerville,
                                                                             L.L.C.

HCN BCC Holdings, Inc.               60      66     Delaware                 Financial Care Investors of Morristown,
                                                                             L.L.C.

HCN BCC Holdings, Inc.               60      66     Delaware                 Financial Care Investors of Oak Ridge,
                                                                             L.L.C.

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Property                          Facility

Lebanon, Pennyslvania             Personal Care

Williamsport, Pennsylvania        Personal Care

Sagamore Hills, Ohio              Residential Care

Westerville, Ohio                 Residential Care

Morristown, Tennessee             Assisted-Care Living

Oak Ridge, Tennessee              Assisted-Care Living